SUBSCRIPTION AGREEMENT


     SUBSCRIPTION AGREEMENT dated as of _______________, ____ by and between (a) XCL Land, Ltd. ("XCL Land"), a company organized under the laws of the State of Delaware and a wholly owned subsidiary of XCL Ltd., (b) XCL Ltd., a Delaware company and (c) the other parties to this Agreement named on the signature page hereof (collectively, the "Subscriber").

     XCL Land, XCL Ltd. and the Subscriber, each in reliance upon the representations, warranties and covenants contained in this Agreement, agree as follows with respect to the issuance and sale by XCL Land and the purchase by the Subscriber of the number of units (the "Units") which the Subscriber has inserted in Section 13 hereof at the purchase price set forth by the Subscriber in
Section 13 hereof, each Unit being comprised of (a) $100,000 in principal amount of a promissory note of XCL Land ("Note"); and
(b) 21,705 warrants ("Warrants") to purchase 21,705 shares of XCL Ltd.'s common stock, par value $.01 per share ("Common Stock"), at $1.50 per share (subject to adjustment). Half Units may be purchased hereunder after the minimum purchase of 1 Unit has been made.

     1. Sale and Purchase of Units. This Agreement is being executed and delivered in connection with the sale and purchase of up to an aggregate of 62 Units (issuable in one or more tranches) offered by XCL Land and XCL Ltd. to a limited number of qualified investors (the "Offering"). By executing and delivering this Agreement, the Subscriber hereby irrevocably agrees to subscribe for the number of Units, and at the purchase price, which the Subscriber has set forth in Section 13 hereof, subject to the terms and conditions contained in this Agreement. The purchase and sale of the Units listed in Section 13 hereof shall take place at a closing (the "Initial Closing") commencing at 10:00 a.m., Central Daylight Time, on _______________, ____ at
the offices of Gordon, Arata, McCollam, Duplantis & Eagan, L.L.P. or on such other date and at such other time and place as shall be mutually agreed upon by the parties hereto. The date on which the Initial Closing occurs is referred to herein as the "Closing Date". The purchase and sale of such Units shall be subject to the following terms and conditions.

          (1) At closing, the Subscriber shall wire transfer, or shall cause to be wire transferred, immediately available United States Funds to Bank One, Louisiana, ABA Number: 065-400137, Account Number: 711-4432052 for the account of XCL Land, Ltd. in payment of the purchase price for the Units. As used herein the term "United States Funds" shall mean the freely transferable or external currency of the United States of America.

          (2) Payment of the purchase price of the Units shall be deemed by XCL Land and XCL Ltd. to constitute a confirmation by the Subscriber of the accuracy and completeness of its representations and warranties set forth herein as of the date such payment is made.

          (3) Simultaneously with the Subscriber's subscription payment for the Units, XCL Land shall issue and deliver, or cause to be issued and delivered to the Subscriber a promissory note substantially in the form set forth as Schedule I evidencing the aggregate principal amount of all Notes subscribed for hereunder on this date, and XCL Ltd. shall issue and deliver, or cause to be issued and delivered, a single certificate representing the Warrants subscribed for hereunder on this date, in each case registered in the name of the Subscriber and bearing a suitably conformed version of the legend set forth in subsection 4(e) hereof.

          (4) XCL Land reserves the unilateral right to withdraw, cancel or modify the Offering and to reject, in whole or in part, any subscription for Units, which need not be accepted in the order received. In the event the Offering is withdrawn, cancelled or modified, prior to the issuance of the Units, XCL Land shall notify the Subscriber and give it the opportunity to cancel its subscription and shall return to the Subscriber its subscription moneys (without interest) and the original copies of all subscription materials.

     2. Commitment to Subscribe for Additional Units. In addition to Subscriber's subscription to the number of Units set forth in Section 13 hereof, Subscriber hereby agrees to subscribe for an additional number of Units up to the number specified in
Section 13 on the same terms and conditions as set forth herein upon the written request of XCL Land. The closing of such transaction shall be held on the date and at the place reasonably designated by XCL Land.

     3. Representations and Warranties by XCL Land and XCL Ltd. XCL Ltd. has filed a Preliminary Prospectus (a copy of which is attached hereto as Exhibit "A") (the "Preliminary Prospectus") with the Securities and Exchange Commission on October 23, 1998 as part of Amendment No. 2 to a Registration Statement on Form S-1 registering certain securities of XCL Ltd. described therein. (The Subscriber understands and acknowledges that the Preliminary Prospectus is not final and is subject to further amendment. Subscriber further understands and acknowledges that there are outstanding comments on the
Preliminary Prospectus from the Securities and Exchange Commission and that responses to those comments have not been incorporated into the Preliminary Prospectus.) XCL Land and XCL Ltd. hereby represent and warrant to the Subscriber that except as set forth in the Preliminary Prospectus or in this Subscription Agreement or the Schedules hereto:

          (1) Organization and Good Standing. XCL Land and XCL Ltd. each is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has corporate power and authority to carry on its business as now being conducted and is not required to qualify to do business as a foreign corporation in any other jurisdiction where the failure so to qualify would have a material adverse effect on the business or assets of XCL Land or XCL Ltd. and its subsidiaries, taken as a whole.

          (2) Capitalization. XCL Ltd.'s authorized capital stock consists of 500,000,000 shares of Common Stock, par value $0.01 per share of which 23,377,971 shares of Common Stock were validly issued and outstanding as of December 31, 1998 excluding 69,470 shares held in treasury, and are fully paid and non-assessable, and 2,400,000 shares of preferred stock, par value $1.00 per share, 70,000 of which have been designated Amended Series B, Cumulative Converted Preferred Stock with 50,848 of such shares outstanding as of December 31, 1998 and 2,085,000 of
which   have   been  designated  Amended  Series  A,   Cumulative
Convertible  Preferred  Stock  with  1,231,897  of  such   shares
outstanding as of December 31, 1998. The Warrants, when executed and delivered on behalf of XCL Ltd. and issued and sold as set forth in this Agreement and the Warrant Certificate annexed hereto as Schedule II (the "Warrant Agreement"), will have been duly executed, issued and delivered and will be valid and legally binding obligations of XCL Ltd. and the shares of Common Stock issuable upon exercise of the Warrants ("Warrant Stock") will, following such exercise in the manner provided for in the Warrant Agreement, be duly authorized, validly issued, fully paid and non-assessable.

          (3) Corporate Authority. XCL Land and XCL Ltd. each has full power and authority to enter into this Agreement, and, as to XCL Ltd., the Warrant Agreement, and to issue, sell and deliver the Warrants and Warrant Stock and to incur and perform the obligations provided for herein and under the Warrant Agreement and, as to XCL Land, the Notes, which have been or will be duly authorized by all necessary corporate or other action of XCL Land (as to this Agreement and the Notes) and XCL Ltd. (as to this Agreement and the Warrant Agreement). The execution, delivery and performance of this Agreement, the Warrant Agreement and the Notes and the issuance and sale of the Warrants, Warrant Stock and Notes to the Subscriber, in the manner contemplated by this Agreement, the Warrant Agreement and the Notes, do not require the approval or consent of the stockholders of XCL Land or XCL Ltd. or other holders of securities or indebtedness of XCL Land or XCL Ltd. (other than as has been obtained), do not violate any provision of any law of the United States, or the Certificate of Incorporation or By-Laws of XCL Land or XCL Ltd., or any material agreement or instrument by which XCL Land or XCL Ltd., or any of its properties are bound and (except as contemplated thereunder) will not result in the creation of any encumbrance or charge upon any asset of XCL Land or XCL Ltd. This Agreement, the Warrant Agreement, and the Notes constitute valid and binding obligations of XCL Land or XCL Ltd. (as appropriate) in accordance with their terms.

          (4) Governmental Consents. All consents, authorizations and approvals (if any) of any governmental agency or other regulatory body within the United States required by XCL Land or XCL Ltd. for the execution and delivery of this Agreement, the Warrant Agreement, and Notes and the issuance of the Warrants and Notes in the manner contemplated in the Warrant Agreement and this Agreement, respectively, and the performance of its obligations hereunder and thereunder have been or, in the case of certain state securities regulatory agencies with jurisdiction, will be obtained.

          (5) Financial Statements. Included in the Preliminary Prospectus are the audited financial statements of XCL Ltd. and its consolidated subsidiaries for the fiscal year ended December 31, 1997 and the unaudited financial statements of XCL Ltd. and its consolidated subsidiaries for the six-month period ended June 30, 1998, respectively. Attached as Exhibit B to this Subscription Agreement are the unaudited financial statements of XCL Ltd. and its consolidated subsidiaries for the nine-month period ended September 30, 1998. Such financial statements present fairly the financial position of XCL Land and XCL Ltd. on the dates and for the periods specified therein in all material respects.

          (6) Absence of Certain Material Changes and Events. Since September 30, 1998, except as described on Exhibit B-1 to this Subscription Agreement, there has been no material adverse change in the financial condition, assets, liabilities or business of XCL Land and its subsidiaries, taken as a whole or of XCL Ltd. and its subsidiaries, taken as a whole.

          (7) Contracts. Except as set forth in the Preliminary Prospectus and herein (including the Exhibits hereto), and except for XCL Ltd.'s failure to pay certain cash calls to Apache, neither XCL Land nor XCL Ltd. is in material violation of or in material default under any material contract to which it is a party or by which it is bound. To the best of the knowledge of XCL Land and XCL Ltd., all such contracts are valid and effective in accordance with their terms and XCL Land and XCL Ltd. know of no material default by any third party that would materially impair its ability to perform hereunder or XCL Land's ability to perform under the Notes.

          (8) Litigation. Except as disclosed in XCL Ltd.'s public filings (and certain additional lawsuits related to the income and franchise tax disputes and disputes with Apache disclosed in those filings and in the Exhibits hereto) there is no material litigation, proceeding or investigation of any nature pending or, to the knowledge of XCL Land or XCL Ltd., threatened against or relating to XCL Land or XCL Ltd. or any of its properties or business. Neither XCL Land nor XCL Ltd. is subject to any judgment, decree or order of any court or any other governmental or administrative body or agency. There is no action pending, or, to the best of XCL Land's or XCL Ltd.'s knowledge, threatened against XCL Land, XCL Ltd. or any of their respective subsidiaries which either (a) involves the transactions contemplated by this Agreement or (b) is likely to have a material adverse effect on the ability of XCL Land to perform its obligations under this Agreement or the Notes or on the ability of XCL Ltd. to perform its obligations under this Agreement or the Warrant Agreement.

          (9) Absence of Undisclosed Liabilities. To the best knowledge of XCL Land and XCL Ltd., none of XCL Land, XCL Ltd. or any of their respective subsidiaries has any material liabilities or obligations (whether accrued, absolute, contingent or otherwise) exclusive of those (1) arising hereunder or under the Units, the Warrant Agreements and Notes, (2) described herein or in the Exhibits hereto, (3) reflected in the financial statements referred to in paragraph (e) of this Section 3 or the Preliminary Prospectus or (4) arising in connection with a promissory note of XCL outstanding in the principal amount of $100,000 and 10,000 warrants to purchase 10,000 shares of XCL Ltd. common stock comprising 1 of up to 10 Units that are currently being offered by XCL Land and XCL Ltd. to a limited number of qualified investors in another offering (it being understood that the remaining 9 Units in that offering may also be sold) or (5) liabilities and obligations arising under its leases and under contracts relating to the exploration, operations, production and sales of hydrocarbons from those leases, which, in the aggregate, are in general conformance with industry practice and standards.
          (10) Preliminary Prospectus. The Preliminary Prospectus does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary in order to make the statements contained therein as of the date thereof not misleading; however, it should be read only in conjunction with this Subscription Agreement and the Exhibits hereto and with the understanding and acknowledgment by Subscriber that (i) the Preliminary Prospectus is not final and is subject to further amendment and (ii) there are outstanding comments on the Preliminary Prospectus from the Securities and Exchange Commission and responses to those comments have not been incorporated into the Preliminary Prospectus.

          (11) Compliance with Laws. Each of XCL Land, XCL Ltd. and their respective subsidiaries has all required governmental approvals, authorizations, consents, licenses, orders, registrations and permits necessary for the operation of its business as presently conducted and the absence of which would have a material adverse effect.

          (12)     Labor Matters.

               (1) None of XCL Land, XCL Ltd. or their respective subsidiaries has entered into any collective bargaining agreement and, to the best of the knowledge of XCL Land and XCL Ltd., no labor union or similar organization or any representative thereof has made any attempt to organize or represent employees of any of XCL Land, XCL Ltd. or their respective subsidiaries.

               (2) To the best knowledge of XCL Land and XCL Ltd., there are no controversies pending or threatened between any of XCL Land, XCL Ltd. or their respective subsidiaries, on the one hand, and its employees or any contractor or subcontractor thereof which reasonably would be expected to have a material adverse effect.

          (13) Taxes. Each of XCL Land and XCL Ltd. have filed all tax returns required to be filed by law and has paid all taxes shown thereon to be due, including interest and penalties. Neither XCL Land or XCL Ltd. is a party to any action or proceeding by any governmental authority for the assessment or collection of taxes, nor has any claim for assessment or collection of taxes been asserted against either XCL Land or XCL Ltd., except for a pending Louisiana income and franchise tax case described in the Preliminary Prospectus and additional lawsuits filed in connection therewith. There is no audit pending of any tax return filed by either XCL Land or XCL Ltd. or with respect to any consolidated group of which either XCL Land or XCL Ltd. was a member in the applicable year, although notices of proposed deficiencies are outstanding as described in the Preliminary Prospectus.

          (14) Title to Property. XCL Land, XCL Ltd. and their respective subsidiaries have good and valid title to all their plants, structures and equipment and such plants, structures and equipment are in good operating condition and repair, except where a defect in title or the failure of such plants, structures and equipment to be in such good operating condition and repair would not, individually or in the aggregate, have a material adverse effect.

          (15)     Environmental Matters.

          (A)     For purposes of this Agreement,

               (x) "Environmental Laws" shall mean any federal, state, local or common law or any foreign law, and any rules and regulations under any thereof, relating to (I) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances, (II) the manufacture, handling, transport, import, export, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances or (III) otherwise relating to pollution of the environment or the protection of human health; and

               (y) "Hazardous Substances" shall mean (I) substances which are or which contain substances defined in or regulated as hazardous under the following federal statutes and their state counterparts, as well as any similar foreign statutes and each such statute's implementing regulations as amended from time to time; the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, and Safe Drinking Water Act, the Atomic Energy Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Federal Food, Drug and Cosmetics Act and the Clean Air Act, (II) petroleum and petroleum products including crude oil and any fractions thereof, (III) natural gas, synthetic gas and any mixtures thereof, (IV) radon,
(V) any other contaminant and (VI) any substances with respect to which a federal, state, local or foreign agency requires environmental investigation, monitoring, reporting or remediation.

          (B) (x) Each of XCL Land and XCL Ltd. have obtained or caused to have been obtained all material permits, licenses and other authorizations which are required under
Environmental Laws relating to the oil and gas properties and leases and other assets of XCL Land and XCL Ltd. and their respective subsidiaries (collectively, the "Environmental Assets");

               (y) XCL Land, XCL Ltd. and their respective subsidiaries and the Environmental Assets are in compliance in all material respects with all Environmental Laws and all terms and conditions of such permits, licenses and authorizations; and

               (z) None of XCL Land, XCL Ltd. or their respective subsidiaries has received written notice of (I) any material claims of present or past non-compliance with Environmental Laws, (II) any material claims against them for damages, fines, penalties, environmental investigation or remediation, or administrative, injunctive or other relief arising under Environmental Laws or (III) other than in connection with the LaRoche litigation as described in the Preliminary Prospectus, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which are reasonably likely to interfere with or prevent continued compliance, or which are reasonably likely to give rise to any material liability, or otherwise form the basis of any material claim, action, suit, proceeding, hearing or investigation arising under Environmental Laws.

     4.      Representations, Warranties and  Agreements  by  the
Subscriber. The Subscriber hereby represents and warrants to and agrees with XCL Land and XCL Ltd. as follows:

          (1) Preliminary Prospectus. The Subscriber hereby acknowledges to XCL Land and XCL Ltd. that (i) any estimates, plans, projections etc. which are incorporated in the Preliminary Prospectus or which have been furnished to it with respect to the activities undertaken originally or to be undertaken by XCL Land or XCL Ltd. are based on certain assumptions made by XCL Land and XCL Ltd. regarding such factors as estimated values of the properties, prices of oil and gas, future revenues, proved, probable and potential reserve values, degrees of success of disposition transactions and exploration and development activities and other factors, (ii) actual experience may vary from such assumptions, (iii) such estimates, plans and projections may never be achieved, (iv) the Subscriber has not relied upon the achievement of any such estimates and projections in making its investment decision to acquire the Units, (v) the Subscriber has carefully reviewed the Preliminary Prospectus and the Exhibits thereto, in particular, the "Risk Factors" section thereof and this Subscription Agreement and the Exhibits hereto, and (vi) the Subscriber is aware of the current conditions existing in the United States and international oil and gas industry which affect the business of XCL Land and XCL Ltd.

          (2) Independent Investigation. The Subscriber has relied solely upon the independent investigations made by it and its representatives in making a decision to purchase the Units and has a full understanding and appreciation of the risks inherent in such a speculative investment. In connection with such investigation, the Subscriber and its attorneys, accountants and other representatives and advisers, if any, (i) have been given an opportunity to ask, and have to the extent the Subscriber considered necessary, asked questions of, and have received answers from, officers of XCL Land and XCL Ltd. concerning the terms of the Offering and the affairs of XCL Land and XCL Ltd. and its proposed activities and (ii) have been given or afforded access to all documents, records, books and additional information which the Subscriber has requested regarding such matters.

          (3) Unregistered Shares. The Subscriber recognizes that the offer and sale by XCL Land and XCL Ltd. of the Notes and the Warrants (and Warrant Stock) and the offer and sale of the Units have not been and (except to the extent set forth herein and in the Warrant Agreement) will not be registered under the United States Securities Act of 1933, as amended (the "Act"), and have not been and will not be registered under any other applicable domestic or foreign securities laws (the Act and any such other applicable securities laws are hereinafter collectively referred to herein as the "Securities Laws") in reliance upon exemptions from the registration requirements thereof; the Subscriber is acquiring the Units and the Notes, Warrants, and Warrant Stock (collectively referred to herein as the "Securities") solely for its account for investment and not with a view to, or for offer or resale in connection with, a distribution thereof in violation of any Securities Laws; the investment will not constitute more than one fifth of the Subscriber's consolidated net worth; and the Subscriber is either
(a) a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Act) or (b) an institutional "accredited investor" (as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7)
or (a)(8) promulgated under the Act). The Subscriber hereby covenants and agrees that it will not sell the Units or any of the Securities until such time as XCL Ltd. or XCL Land, as applicable, has effectively registered such securities under the Act or counsel reasonably acceptable to XCL Ltd. or XCL Land, as applicable (which shall include in-house counsel) shall have furnished an opinion, in form and substance reasonably acceptable to XCL Ltd. or XCL Land, as applicable, to the effect that the transaction contemplated by Subscriber would be in compliance with the Act. The Subscriber understands that the effect of such representation and warranty is that the Units and Securities must be held unless the sale or transfer thereof is subsequently registered under the Securities Laws or an exemption from such registration is available at the time of any proposed sale or other transfer thereof. Except to the extent hereinafter set forth and in the Warrant Agreement neither XCL Land nor XCL Ltd. is under any obligation either to file a registration statement under the Act covering the sale or transfer of such securities or otherwise to register such securities for sale under the Securities Laws. The Subscriber is familiar with, or has been advised by its counsel regarding, (i) the applicable limitations upon the resales of the Units and the Securities, (ii) the circumstances under which the Subscriber is required to hold such securities and (iii) the limitations upon the transfer or other disposition thereof. The Subscriber is either (a) a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act) or (b) an institutional "accredited institutional buyer" (as defined in Rule 501(a)(1), (a)(2),
(a)(3), (a)(7) or (a)(8) under the Securities Act). The Subscriber acknowledges that XCL Land and XCL Ltd. are and will be relying upon the truth and accuracy of the foregoing representations and warranties in offering and selling the Units and the Securities to the Subscriber without first registering them under the Securities Laws.

          (4) Transfer Conditions. Except as to any Securities that (i) are then effectively registered under the Act, or (ii) are represented by certificates that, with the consent of XCL Ltd. or XCL Land, as applicable, no longer bear restrictive legends and are otherwise freely tradable under the Act, prior to any sale, transfer or other disposition of any of the Subscriber's Units and the Securities the Subscriber agrees to give at least three days prior written notice to XCL Ltd. or XCL Land, as applicable, of its intention to effect such transfer and to comply in all other respects with this subsection 4(d). Each such notice shall describe the identity of the transferee and the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions required herein, and shall be accompanied by an opinion of counsel acceptable to XCL Ltd. or XCL Land, as applicable, addressed to XCL Ltd. or XCL Land, as applicable, and satisfactory in form and substance to XCL Ltd. or XCL Land, as applicable, stating that, in the opinion of such counsel, such transfer will be a transaction exempt from registration under the Securities Laws and that all consents, approvals or authorizations to such transfer have been obtained. Assuming the receipt by XCL Ltd. or XCL Land, as applicable, of such satisfactory opinion, the Subscriber shall thereupon be entitled to transfer such shares in accordance with the terms of the notice delivered by the Subscriber to XCL Ltd. or XCL Land, as applicable, and this Agreement. Each certificate or other document issued representing the Securities shall bear the legend set forth in subsection 4(e) hereof, suitably conformed, unless, in the opinion of the respective counsel for the Subscriber and XCL Ltd. or XCL Land, as applicable, such legend is not required in order to aid in assuring compliance with applicable Securities Laws.

          The Subscriber agrees that it will not sell, transfer or otherwise dispose of any of its Units or Securities, and XCL Land and XCL Ltd. will not be required to recognize any such sale, transfer or disposition, unless such sale, transfer or disposition complies with this subsection 4(d).

          (5) Restrictive Legends and Stop Order. In addition to any specific restrictive legends that may be required by applicable Securities Laws or agreements to which the
Subscriber may be a party, as to any Securities that are not effectively registered under the Act, the Subscriber agrees to be bound by a restrictive legend in substantially the following form which may be placed on the certificates or other documents representing the Securities:

          THE  SECURITIES  [NOTE] REPRESENTED  BY  THIS
          [INSTRUMENT]  [CERTIFICATE]  HAVE  [HAS]  NOT
          BEEN  REGISTERED UNDER THE SECURITIES ACT  OF
          1933, AS AMENDED, OR UNDER THE SECURITIES  OR
          BLUE  SKY  LAWS  OF  ANY  OTHER  DOMESTIC  OR
          FOREIGN JURISDICTION.  SUCH SECURITIES [NOTE]
          MAY  NOT  BE  SOLD,  OFFERED  FOR  SALE,   OR
          OTHERWISE  TRANSFERRED EXCEPT  IN  COMPLIANCE
          WITH  SUCH LAWS AND THE RULES AND REGULATIONS
          PROMULGATED   THEREUNDER.   SUCH   SECURITIES
          [NOTE]  ARE  [IS]  ALSO  SUBJECT  TO  CERTAIN
          RESTRICTIONS  ON TRANSFER CONTAINED  IN  THAT
          CERTAIN  SUBSCRIPTION AGREEMENT DATED  AS  OF
          _______________, 1999 BETWEEN THE ISSUER  AND
          THE  INITIAL HOLDER OF THE SECURITIES  [NOTE]
          NAMED  THEREIN.  A COPY OF SUCH AGREEMENT  IS
          AVAILABLE  FOR  INSPECTION AT  THE  PRINCIPAL
          OFFICE  OF  THE ISSUER AND WILL BE  FURNISHED
          WITHOUT  CHARGE  TO THE HOLDER  THEREOF  UPON
          WRITTEN  REQUEST  TO  THE  SECRETARY  OF  THE
          ISSUER  AND  THE  HOLDER  OF  THE  SECURITIES
          [NOTE] AGREES TO BE BOUND THEREBY.

          The Subscriber understands and agrees that XCL Land or XCL Ltd., as applicable, may place and instruct any transfer agent for the Securities, to place a stop transfer notation in the records in respect of the certificates representing such securities, provided that such securities may be transferred upon compliance with the provisions of this Section 4.

          (6) Notes are Obligations of XCL Land Only. IT IS EXPRESSLY UNDERSTOOD AND AGREED BY SUBSCRIBER THAT THE NOTE IS INDEBTEDNESS OF XCL LAND AND NOT INDEBTEDNESS OF ANY OF ITS AFFILIATES, INCLUDING BUT NOT LIMITED TO XCL LTD. OR XCL-CHINA LTD., AND SUBSCRIBER HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT EXCEPT WITH RESPECT TO THE SECURITY INTERESTS GRANTED TO IT PURSUANT TO THE SECURITY AGREEMENTS REFERENCED IN SECTION 6(c)(iii) HEREOF, IT SHALL HAVE NO RECOURSE AGAINST ANY OF XCL LAND'S AFFILIATES, INCLUDING BUT NOT LIMITED TO XCL LTD. OR XCL-CHINA LTD., OR ANY OF THEIR ASSETS AND THAT SUBSCRIBER SHALL LOOK SOLELY TO XCL LAND, ITS ASSETS AND THE COLLATERAL IN WHICH A SECURITY INTEREST HAS BEEN GRANTED BY THE SECURITY AGREEMENTS DESCRIBED HEREIN, FOR REPAYMENT OF ANY AND ALL AMOUNTS DUE UNDER THE NOTE.

          (7)      Tax Advisor.  Subscriber acknowledges that XCL
Land has advised Subscriber that Subscriber should consult with its own tax advisor as to the possible tax consequences of original issue discount for federal income tax purposes.

     5. Survival of Representations and Warranties. The representations and warranties of XCL Land and XCL Ltd. set forth in this Agreement or in any certificate or other document or instrument furnished to the Subscriber by or on behalf of XCL Land and XCL Ltd. in connection with the transactions contemplated hereby, which shall be deemed to be effective as of the date made, and the representations and warranties of the Subscriber set forth in Section 4 shall survive the execution, delivery and termination of this Agreement and the consummation of the transactions contemplated hereby.

     6.     Conditions Precedent to Obligations of Subscriber.

          (1) Representations True at Closing; Performance. The representations and warranties of XCL Land and XCL Ltd. contained in Section 3 hereof shall be deemed to have been made again at and as of the Closing Date, and shall then be true and correct in all material respects, and XCL Land and XCL Ltd. shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

          (2)      Legal  Opinions.   The Subscriber  shall  have
received  an  opinion of counsel, dated the  Closing  Date,  from
Gordon,   Arata,   McCollam,  Duplantis  &  Eagan,   L.L.P.,   in
substantially the form attached as Exhibit "C."

          (3) Units. There shall have been delivered to the Subscriber the following instruments and documents evidencing the Units subscribed for by the Subscriber:

               (1) a promissory note evidencing the aggregate principal amount of all Notes subscribed for hereunder;

               (2) a certificate representing the aggregate number of Warrants included as a component of such Units subscribed for hereunder;

               (3) two fully executed Security Agreements substantially in the form attached as Exhibit "D," one executed by XCL Land and one executed by The Exploration Company of Louisiana, Inc. granting a security interest as described in
Section  14  hereof  and  two related Louisiana  UCC-1  Financing
Statements.

          (4)      No  Withdrawal, Cancellation or  Modification.
XCL Land or XCL Ltd. shall not have withdrawn, canceled or modified the Offering, and shall have taken such action as is contemplated thereby.

          (5) Certificates. XCL Land and XCL Ltd. shall deliver other customary closing certificates.

     7. Notices. Any notice, claim, request, demand or other communication required or permitted to be given under this Agreement shall be given in writing and shall be deemed to have been duly given if delivered or mailed, first class postage prepaid, to the party for whom intended at the following addresses:

     The Subscriber:

          The address set forth on the signature page hereof

         XCL Land
         or XCL Ltd.:

          110 Rue Jean Lafitte
          Lafayette, LA  70508
          Attn:  Benjamin B. Blanchet

or at such other address, as to any party, as such party shall specify by like notice to the other parties.

     8.      Covenants of XCL Land and XCL Ltd.  XCL Land and XCL
Ltd. hereby covenant and agree that:

          (1) XCL Ltd. shall be obligated to register the Warrant Stock at the time and on the terms and conditions set forth in Article 9 of the Warrant Agreement.

          (2) XCL Land and XCL Ltd. shall issue no more than 62 Units and shall not issue any securities convertible into or exchangeable for Units.

     9.      Rights  of  Parties  to Terminate.   Notwithstanding
anything to the contrary set forth herein, this Agreement and the transactions contemplated hereby may be terminated at any time by the written agreement of the parties hereto.

     10. Entire Agreement; etc. This Agreement together with the Schedules hereto, the Notes, the Warrant Agreement and the Security Agreement set forth the entire understanding and
agreement   between  XCL  Land,  XCL  Ltd.  and  the   Subscriber
pertaining to the subscription which is the subject of this Agreement and superseding any and all prior agreements, proposals, understandings and arrangements among the parties hereto with respect to the subscription which is the subject of this Agreement, all of which shall be deemed terminated, cancelled and of no further force and effect. No prior or contemporaneous understanding or agreement shall alter or constitute a waiver of any term, condition, obligation, covenant, representation or warranty contained in this Agreement, nor shall any waiver, understanding or agreement purportedly amending or waiving any provision hereof be effective unless and until it shall be reduced to writing and signed by the parties hereto. Any other agreements pursuant to which a limited number of qualified investors agree to subscribe for Units shall be substantially identical in form and content (except as to the identity of the Subscriber and the number of Units subscribed for) as this Agreement, and although each such agreement (including this Agreement) may be executed in counterparts with each counterpart being deemed an original and all such counterparts being deemed as one single instrument, each such agreement shall constitute an individual, several agreement with XCL Land and XCL Ltd. and no partnership, joint venture, agency or other relationship, expressed or implied, shall be created by and among the Subscriber and other purchasers of the Units. Further, XCL Land and XCL Ltd. covenant with and warrant each Subscriber that, until such Subscriber's Note is paid in full, if the terms of any of the Units or any Subscriber's investment in the Units (including the Notes and the Warrant Agreements) are amended either directly or indirectly, then no such amendment shall be effective until and unless each Subscriber is offered and either expressly accepts or rejects the same amendment; and no benefit or inducement for such amendment will be offered to any Subscriber unless the same is offered to all Subscribers. The headings in this Agreement have been inserted for convenience of reference only and shall not affect the interpretation or enforcement of any provision hereof. XCL Land and XCL Ltd. further covenant and agree that it is the intent of the parties to this Agreement that the Subscriber herein will purchase and hold the Units on the same terms and conditions as the other investors in the Units unless said Subscriber explicitly elects otherwise after being offered the opportunity to so elect.

     11.     APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY
AND  BE  CONSTRUED IN ACCORDANCE WITH THE LAWS OF  THE  STATE  OF
DELAWARE  FOR  ALL PURPOSES WITHOUT REGARD TO ITS  PRINCIPLES  OF
CONFLICTS OF LAW.

     12.     Special Federal and State Securities Laws Notices.

          (1) The undersigned understands and acknowledges that:

          THE UNITS AND SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), WILL BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.

          IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE
SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

          (2) Investors in the following jurisdictions must review the following legends required by each jurisdiction and be aware of their contents.

     CALIFORNIA SUPPLEMENT

          THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THESE SECURITIES, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

     FLORIDA SUPPLEMENT

          THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER &517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

     MARYLAND SUPPLEMENT

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR OTHER DOCUMENT) HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

     PENNSYLVANIA SUPPLEMENT

          UNDER PROVISIONS OF THE PENNSYLVANIA SECURITIES ACT OF 1972, EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY), OR ANY PERSON, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

          EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE OF PURCHASE. UNDER PROVISIONS OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "1972 ACT"), EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE ISSUER AT THE ADDRESS SET FORTH HEREIN, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY IN PERSON OR BY TELEPHONE TO THE ISSUER, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

     13.      Subscription.   The undersigned hereby   subscribes
for the following number of Units:

                    Number of  Units
                    to be purchased
                    (minimum purchase one Unit)

                    Total Unit Purchase Price:
                    U.S. $
                    (Number of  Units x $100,000)

                    Number    of   Additional
                    Units   to  be  purchased
                    upon request of XCL Land

     14. Subscriber further acknowledges that persons or entities providing new funds to XCL Land on or after November 6, 1998, up to the aggregate outstanding principal amount of $6,200,000 (the "New Funds"), will hold security interests in 100% of the partnership interest of XCL Land and The Exploration Company of Louisiana, Inc. in LM Holding Associates, L.P. ("LM Holding"), such security interests to be allocated pro rata among the providers of New Funds. Subscriber further acknowledges that Subscriber's security interest will change from time to time as Subscriber or others purchase additional Units or provide other New Funds (but only up to $6,200,000 principal outstanding) to XCL Land. Subscriber acknowledges that Units have previously been sold and other New Funds have been provided. Subscriber acknowledges and agrees that in the event that additional Units are sold or additional New Funds are provided to XCL Land after the date hereof by persons other than Subscriber and secured by partnership interests in LM Holding, Subscriber will immediately upon demand by XCL Land execute (one or more times, as appropriate) amendments to each of the Security Agreements (and the related Financing Statements) releasing a percentage of the partnership interest of LM Holding in which it has a security interest sufficient to allocate the security interests in the partnership interest of LM Holding among the Unit holders or other providers of New Funds on a proportionate basis (provided that no reduction in such security interest need be made with respect to amounts of New Funds in excess of an aggregate of $6,200,000 principal outstanding).

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first above written.

     TYPE OF OWNERSHIP

     (Check One)


               Individual (one signature required)

                Joint Tenants with right of survivorship (each must sign)

               Tenants in Common (each must sign)

                Tenants by the Entirety (both husband and wife must sign)

                Community Property (one signature required if interest held in one name, i.e., managing spouse; signatures of both spouses required if interest is held in both names)

                Corporation (include resolution authorizing this investment)

               Partnership (include partnership agreement)

               Trust (include instrument creating the trust)

                 Estate   (include  certified  copy  of   letters
     testamentary or letters of administration)




          Please print here the exact name in which Unit(s) are to be registered.

                        INDIVIDUALS ONLY

                         SIGNATURE PAGE
                    FOR INDIVIDUALS INVESTORS



       Name of Individual Investor (please print or type)

By:______________________________________________________________
_______________
               (Signature of individual investor)

Social Security No.:
Residence Address:



_________________________________________________________________

Mailing Address, if different:
_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

Telephone Number:
______________________________________________________________
Facsimile Number:
_______________________________________________________________


Executed at _______________,____________, on this ______  day  of
________________, 1999.

STATE OF          )
               .ss:
COUNTY OF     )

     On  this  _____  day of ____________, in the year  of  1999, before  me, the undersigned, a Notary Public of said State,  duly
commissioned       and      sworn,      personally       appeared
, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he (or she) executed the same.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


[SEAL]


          ____________________________________________
               Notary Public in and for said State


My commission expires:


SUBSCRIPTION ACCEPTED:

XCL LAND, LTD.


By:____________________________
   Name:________________________
   Title:_________________________

Date:__________________________

XCL LTD.


By:____________________________
   Name:________________________
   Title:_________________________

Date:__________________________